Exhibit 99.1

PRESS RELEASE
FOR IMMEDIATE RELEASE	Contact: Andrew D. Regrut
Vice President, Investor Relations
(614) 278-6622

BIG LOTS APPOINTS JONATHAN RAMSDEN AS EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL AND ADMINISTRATIVE OFFICER

TIM JOHNSON TO STEP DOWN AS EVP - CFO/CAO FOLLOWING TRANSITION PERIOD

COMPANY REAFFIRMS SECOND QUARTER AND FULL YEAR FISCAL 2019 SALES AND EPS GUIDANCE

Columbus, Ohio - June 25, 2019 - Big Lots, Inc. (NYSE: BIG) announced today that Jonathan Ramsden has been appointed Executive Vice President, Chief Financial and Administrative Officer, effective August 5, 2019. Mr. Ramsden will succeed Timothy A. Johnson, who will transition away from his roles effective August 5, 2019, to pursue other opportunities in the for-profit and not-for-profit arenas. Mr. Johnson has agreed to continue in an advisory role through Labor Day to provide the opportunity for a smooth transition for the business.

Mr. Ramsden brings to Big Lots more than 20 years of experience in senior executive roles with U.S. public companies in the retail and marketing services industries. Mr. Ramsden spent over seven years with Abercrombie & Fitch Co., joining as Chief Financial Officer in 2008 and later serving as the company’s Chief Operating Officer, where his responsibilities included finance, strategy, technology, legal, supply chain, real estate and e-commerce, and as Interim Principal Executive Officer and as a member of the Office of the Chairman following the departure of the former CEO. Prior to A&F, he spent ten years as Chief Financial Officer of TBWA Worldwide, a global marketing services group, after having served as Controller of TBWA’s parent, the Omnicom Group Inc. Mr. Ramsden began his career with Arthur Andersen in London after graduating from Oxford University with a BA in Philosophy, Politics and Economics with first class honors. He is a UK Chartered Accountant.

“We are excited to welcome a leader of Jonathan’s breadth of knowledge to Big Lots as we continue to transform and more competitively position the business for long-term success under our Operation North Star strategic plan,” said Bruce Thorn, President and CEO of Big Lots. “Jonathan’s extensive experience in financial management, strategy and operations, along with his deep knowledge of the retail industry, make him an ideal fit for our organization. I am confident that we will benefit from his expertise and insights as we remain focused on enhancing our strengths and implementing initiatives to accelerate sales, fund the journey and ultimately win in an ever-changing retail environment.”

Mr. Ramsden said, “I am excited about the opportunity to join the Big Lots team and apply my experience building and growing 21st century retail businesses. Big Lots has a distinguished history, a strong, nationally-recognized brand, and a noble purpose of helping people live better lives. I look forward to working alongside Bruce and the other members of the leadership team as the Company continues its efforts to drive growth and deliver great value to customers, associates and shareholders.”

Mr. Thorn continued, “On behalf of everyone at Big Lots, I want to extend our sincere gratitude and appreciation to Tim for his numerous contributions to the Company. During his 18+ year career with Big Lots, Tim has helped oversee the growth and professionalization of our finance function, while also leading our real estate and asset protection teams. The business experienced significant change during his time with the Company, and he was consistently a calming voice leading with honesty and integrity while putting his teams and the business first. Among his numerous achievements, Tim led our relationship with Nationwide Children’s Hospital and was instrumental in our decision to help NCH break the stigmas associated with pediatric behavioral health issues. After giving so much to Big Lots over the years, it would not be surprising to see Tim grow his passion for not-for-profit service.”

In connection with today’s announcement, Big Lots reaffirmed its financial forecast for the second quarter and full year of fiscal 2019, as previously disclosed on May 31, 2019.

Investor Relations Department
4900 E Dublin Granville Rd
Columbus, Ohio 43081
Phone: (614) 278-6622 Fax: (614) 278-6666
Email: aschmidt@biglots.com

About Big Lots, Inc.
Headquartered in Columbus, Ohio, Big Lots, Inc. (NYSE: BIG) is a discount retailer operating 1,407 BIG LOTS stores in 47 states with product assortments in the merchandise categories of Furniture, Seasonal, Soft Home, Food, Consumables, Hard Home, and Electronics, Toys & Accessories. Our mission is to help people Live BIG and Save Lots. We strive to be the BIG difference for a better life by delivering unmatched value to our customers through surprise and delight, being a “best places to work” culture for our associates, rewarding our shareholders with consistent growth and top tier returns, and doing good in our communities as we do well. For more information about the Company, visit www.biglots.com.

Cautionary Statement Concerning Forward-Looking Statements
Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance and are applicable only as of the dates of such statements. Although we believe the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of our knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect our business, financial condition, results of operations or liquidity.

Forward-looking statements that we make herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, current economic and credit conditions, the cost of goods, our inability to successfully execute strategic initiatives, competitive pressures, economic pressures on our customers and us, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and other factors discussed from time to time in our other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and SEC filings.

Investor Relations Department
4900 E Dublin Granville Rd
Columbus, Ohio 43081
Phone: (614) 278-6622 Fax: (614) 278-6666
Email: aschmidt@biglots.com